SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported)            February 27, 2002



                        Integrated Security Systems, Inc.
             (Exact name of registrant as specified in its charter)




 Delaware                             1-11900                     75-2422983
(State or other jurisdiction       (Commission                (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)



8200 Springwood Drive, Suite 230, Irving, TX                        75063
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code              (972) 444-8280


         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

In exchange for an aggregate of $50,000 cash investment, on February 27, 2002, Integrated Security Systems, Inc. issued a promissory note to The Rundell Family Partnership. C. A. Rundell, Jr., who is Chairman and Chief Executive Officer of the Company, is also the Managing Partner of The Rundell Family Partnership. The promissory note is in the original principal amount of $50,000 and has an annual interest rate of 8%. The promissory note, plus interest, is due on June 26, 2002 or upon the sale of the VT 6802 railroad barrier technology, whichever comes first. Interest is payable in monthly installments on the first day of each month. The promissory note is attached as an exhibit to this Current Report on Form 8-K.

As a part of this transaction, on February 27, 2002, Integrated Security Systems, Inc. issued a stock purchase warrant to The Rundell Family Partnership. The stock purchase warrants entitles the partnership to purchase from the Company 250,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.20 per share. The stock purchase warrant is attached as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

          4.1 Promissory Note, dated February 27, 2002, payable to The Rundell Family Partnership in the amount of $50,000.

          4.2 Stock Purchase Warrant, dated February 27, 2002, issued to The Rundell Family Partnership.


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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Integrated Security Systems, Inc.
                                               ---------------------------------
                                               (Registrant)



March 22, 2002                                 /s/ C. A. RUNDELL, JR..
-----------------                              ---------------------------------
(Date)                                         C. A. Rundell, Jr.
                                               Director, Chairman of the Board
                                               and Chief Executive Officer
                                               (Principal Executive and
                                               Financial Officer)



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                                  Exhibit Index

Exhibit
Number           Description
--------------------------------------------------------------------------------
4.1              Promissory Note, dated February 27, 2002, payable to The
                 Rundell Family Partnership in the amount of $50,000.

4.2 Stock Purchase Warrant, dated February 27, 2002, issued to The Rundell Family Partnership.


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                                                                     EXHIBIT 4.1

                                 PROMISSORY NOTE

$50,000.00                                                     February 27, 2002

For value received, Integrated Security Systems, Inc., a Delaware corporation (hereinafter referred to as "Maker"), promises to pay to the order of The Rundell Family Partnership (hereinafter referred to as "Payee"), the principal sum of Twenty-Five Thousand Dollars ($50,000.00). The principal of and interest on this Note shall be due and payable in lawful money of the United States of America, to Rundell Enterprises, Chase Bank Tower, 2200 Ross Avenue, Suite 4660 W, Dallas, Texas 75201. All correspondence and notices should be mailed to the above address, or at such other place as the holder hereof may from time to time designate by written notice to Maker.

1. Interest. Interest shall accrue on the unpaid principal balance due under this Note at an annual rate equal to eight percent (8%). Interest shall accrue from and including the date of this Note until, but not including, the day on which it is paid in full. In no event shall the interest charged hereunder exceed the maximum rate of interest allowed from time to time by law. Interest shall be due and payable monthly on the first (1st) day of each month, commencing April 1, 2002.

2. Payment of Note. The principal balance of, and all accrued unpaid interest on, this Note shall be due and payable one hundred twenty (120) days from the date hereof or upon the sale of the VT 6802 railroad barrier technology, whichever comes first, except as otherwise provided herein. ("Maturity Date").

3. Prepayment. This Note may be prepaid in whole or in part at any time, at the option of Maker, without premium or penalty.

4. Default, Enforcement. Upon default in payment of this Note, Payee may pursue any and all rights and remedies to which Payee may be entitled under applicable law.

5. Limitation of Interest. All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of the maturity of the unpaid principal balance hereof, or otherwise, shall the amount contracted for, charged, received, paid or agreed to be paid to the holder hereof for the use, forbearance, or detention of the money evidenced by this Note or for the payment or performance of any covenant or obligation contained herein or in any other document pertaining to the indebtedness evidenced by this Note exceed the maximum amount permissible under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision hereof or of any other agreement shall, at the time fulfillment of such provision be due, involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if from any circumstance the holder hereof shall ever receive as interest an amount which would exceed the maximum lawful rate, any amount equal to any excessive interest shall (a) be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest, or (b) if such excess interest exceeds the unpaid principal balance of this Note, such excess shall be refunded to Maker. All sums contracted for, charged or received hereunder for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of this Note until payment in full so that the rate of interest on account of such indebtedness is uniform throughout the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Maker and the holder hereof.

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6. Waiver. Except as otherwise expressly provided herein, Maker waives demand, presentment for payment, notice of intent to accelerate, notice of acceleration, notice of nonpayment or dishonor, grace, protest, notice of protest, all other notices, and any and all diligence or delay in collection or the filing of suit hereon.

7. Governing Law and Venue. This Note shall be construed according to and governed by the laws of the State of Texas. The obligations of Maker under this Note are performable in Dallas County, Texas.

8. Security Agreement. This Note is secured by the Security Agreement, dated September 27, 2001, among Maker, B&B Electromatic, Inc., Intelli-Site, Inc., Payee and Renaissance US Growth & Income Trust PLC, and Payee is entitled to the rights and benefits thereunder.

9. Stock Pledge Agreement. This Note is secured by the Stock Pledge Agreement, dated September 27, 2001, among Maker, Payee and Renaissance US Growth & Income Trust PLC, and Payee is entitled to the rights and benefits thereunder.

10. Successors and Assign. This Note shall bind Maker's successors and assigns.

11. Collection Costs. If this Note is collected by legal proceeding or through a probate or bankruptcy court, or is placed in the hands of an attorney for collection after default (whether or not suit is filed), Maker agrees to pay all costs of collection and/or suit, including but not limited to reasonable attorneys' fees and expenses incurred by Payee.

12. Unenforceability. The invalidity, or unenforceability in particular circumstances, of any provision of this Note shall not extend beyond such provision or such circumstances, and no other provision of this Note shall be affected thereby.

13. Headings. The paragraph headings of the sections of this Note are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Note.


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IN WITNESS WHEREOF, Maker has duly executed this Note as of the day and year first above written.


                                               INTEGRATED SECURITY SYSTEMS, INC.


                                               /S/  RICHARD B. POWELL
                                               ---------------------------------

                                               Richard B. Powell
                                               Vice President and Chief
                                               Accounting Officer



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                                                                     EXHIBIT 4.2

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

STOCK PURCHASE WARRANT

This Stock Purchase Warrant (this "Warrant"), dated February 27, 2002, is issued to The Rundell Family Partnership (the "Holder"), by Integrated Security Systems, Inc., a Delaware corporation (the "Company").

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company 250,000 fully paid and non-assessable shares of Common Stock, no par value (the "Common Stock"), of the Company (as adjusted pursuant to Section 6 hereof, the "Shares") for the purchase price specified in Section 2 below.

2. Purchase Price. The purchase price for the Shares is $0.20 per share. Such price shall be subject to adjustment pursuant to Section 6 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

3. Exercise Period. This Warrant is exercisable in whole or in part at any time from the date hereof through February 27, 2007.

4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

     (a) surrender of this Warrant, together with a duly executed copy of the form of Exercise Notice attached hereto, to the Secretary of the Company at its principal offices, and the payment to the Company of an amount equal to the aggregate purchase price for the number of Shares being purchased; or

     (b) if the Company's Common Stock is publicly traded as of such date, the instruction to retain that number of Shares having a value equal to the aggregate exercise price of the Shares as to which this Warrant is being exercised and to issue to the Holder the remainder of such Shares computed using the following formula:


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         X = Y (A - B)
             ---------
                 A

Where:   X    = the number of shares of Common Stock to be issued to the Holder.

         Y    = the number of shares of Common Stock as to which this Warrant is being exercised.

         A    = the fair market value of one share of Common Stock.

         B    = the Warrant Price.

As used herein, the "fair market value of one share of Common Stock" shall mean:

     (1) Except in the circumstances described in clause (2) or (3) hereof, the closing price of the Company's Common Stock, as reported in the Wall Street Journal, on the trading day immediately prior to the date of exercise;

     (2) If such exercise is in conjunction with a merger, acquisition or other consolidation pursuant to which the Company is not the surviving entity, the value received by the holders of the Common Stock pursuant to such transaction for each share; or

     (3) If such exercise is in conjunction with the initial public offering of the Company, the price at which the Common Stock is sold to the public in such offering.

5. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

7. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as follows:

     (a) Stock Dividends, Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by stock split or otherwise, combine its Common Stock or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend and proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective or as of the record date of such dividend, or, in the event that no record date is fixed, upon the making of such dividend


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     (b) Reclassification, Reorganization, Merger, Sale or Consolidation. In the
event of any reclassification, capital reorganization or other change in the Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 7(a) above) or in the event of a consolidation or merger of the Company with or into, or the sale of all or substantially all of the properties and assets of the Company, to any person, and in connection therewith consideration is payable to holders of Common Stock in cash, securities or other property, then as a condition of such reclassification, reorganization or change, consolidation, merger or sale, lawful provision shall be made, and duly executed documents evidencing the same shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant immediately prior to such event, the kind and amount of cash, securities or other property receivable in connection with such reclassification, reorganization or change, consolidation, merger or sale, by a holder of the same number of shares of Common Stock as were exercisable by the Holder immediately prior to such reclassification, reorganization or change, consolidation, merger or sale. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any cash, securities or property deliverable upon exercise hereof. Notwithstanding the foregoing, (i) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, any other person, and consideration is payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale which consists solely of cash, or (ii) in the event of the dissolution, liquidation or winding up of the Company, then the Holder shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Stock as if this Warrant had been exercised immediately prior to such event, less the Warrant Price. Upon receipt of such payment, if any, the rights of the Holder shall terminate and cease, and this Warrant shall expire. In case of any such merger, consolidation or sale of assets, the surviving or acquiring person and, in the event of any dissolution, liquidation or winding up of the Company, the Company shall promptly, after receipt of this surrendered Warrant, make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such person as it may be directed in writing by the Holder surrendering this Warrant.

     (c) Certain Distributions. In case the Company shall fix a record date for the making of a dividend or distribution of cash, securities or property to all holders of Common Stock (excluding any dividends or distributions referred to in Sections or 7(a) above, the number of Shares purchasable upon an exercise of this Warrant after such record date shall be adjusted to equal the product obtained by multiplying the number of Shares purchasable upon an exercise of this Warrant immediately prior to such record date by a fraction, the numerator of which shall be the Warrant Price immediately prior to such distribution, and the denominator of which shall be the Warrant Price immediately prior to such distribution, less the fair market value per Share, as determined by the Holder, of the cash, securities or property so distributed. Such adjustment shall be made successively whenever any such distribution is made and shall become effective on the effective date of distribution.


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8. Pre-Exercise Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including without limitation, the right to vote such Shares, receive preemptive rights or be notified of shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

9. Restricted Securities. The Holder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are being, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933, as amended, or an applicable exemption from registration. In this connection, the Holder acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resales of the Shares purchased hereunder. The Holder further acknowledges that the Shares and any other securities issued upon exercise of this Warrant shall bear a legend substantially in the form of the legend appearing on the face hereof.

10. Certification of Investment Purpose. Unless a current registration statement under the Securities Act of 1933, as amended, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder hereof, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, the Holder will deliver to the Company a written certification that the securities acquired by the Holder are acquired for investments purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

11. Registration Rights. This Warrant and the Shares shall be subject to the registration rights set forth in the Registration Rights Agreement of even date herewith by and among the Holder and the Company, and the Holder shall be entitled to all rights and benefits thereof.

12. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.

13. Governing Law. This Warrant shall be governed by the laws of the State of Texas, excluding the conflicts of laws provisions thereof.

                                              INTEGRATED SECURITY SYSTEMS, INC.

                                              ----------------------------------

                                              /S/  RICHARD B. POWELL
                                              ----------------------------------
                                              Richard B. Powell
                                              Vice President and Chief
                                              Accounting Officer


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                                 EXERCISE NOTICE
                                 ---------------

                                                     Dated ___________, _______


     The undersigned hereby irrevocably elects to exercise the Stock Purchase Warrant, dated February 27, 2002, issued by Integrated Security Systems, Inc., a Delaware corporation (the "Company") to the undersigned to the extent of purchasing ___________ shares of Common Stock and hereby makes payment of $_________ in payment of the aggregate Warrant Price of such Shares.



                                           -------------------------------------
                                           C. A. Rundell, Jr., Managing Director
                                           The Rundell Family Partnership



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